                                                                    EXHIBIT 10.5

                       AMENDMENT NO. 3 TO LOAN AGREEMENT

          This Amendment No. 3 to Loan Agreement (this "Amendment") dated as of December ___, 1996 is entered into with reference to the Loan Agreement dated as of August 1, 1996 among Safety Components International, Inc., Automotive Safety Components International, Inc. and ASCI Holdings Germany (DE), Inc. (as joint and several "Borrowers"),and Bank of America National Trust and Savings Association, as Bank (as previously amended by an Amendment No. 1 thereto dated as of September 30, 1996, and by an Amendment No. 2 thereto dated as of October 31, 1996, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                    RECITALS

     A. Pursuant to Amendment No. 1 and Amendment No. 2, Borrowers and Bank extended the date upon which certain lockbox agreements and the U.K. Facilities and the German Overdraft Facility described in the Loan Agreement would be entered into until December 6, 1996. Certain other closing conditions referred to in the closing letter executed in connection with the Loan Agreement (the "Letter Agreement") were similarly deferred.

     B. As of the date of this Amendment, such lockbox agreements, the U.K. Facilities and the German Overdraft Facility have not been finalized and certain of the obligations of Borrowers under the Letter Agreement have not been satisfied.

     C. Borrowers and the Bank desire to further extend the time available for the execution of such lockbox agreements, consummation of the U.K. Facilities and the German Overdraft Facility and the period for satisfaction of the obligations described in the Letter Agreement to December 20, 1996.

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          NOW, THEREFORE, Borrowers and the Bank, hereby agree as follows:

          1.   Amendment to Section 3.2.  Section 3.2 of the Loan Agreement is
               ------------------------
hereby amended to read in full as follows:

          "Certain Fees.   On the Closing Date, Borrowers shall pay facility
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     fees and other fees to Bank of America for its services in arranging and structuring this Agreement, the U.K. Facilities and the German Overdraft Facility, in amounts set forth in the commitment letter heretofore issued to Borrowers by Bank of America. It is understood that this Section shall not be construed in derogation of Section 11.15. These fees are for the
                                               -----
     sole account of Bank of America, are fully earned on the dates when due, and are nonrefundable, provided that the portion of such fees which is
                            --------
     attributable to the U.K. Facility and the German Overdraft Facility shall be refunded to the extent that such facilities have not been consummated prior to December 20, 1996, unless such failure is due to no fault of Bank."

          2.   Amendment to Section 6.22.  Section 6.22 of the Loan Agreement is
               -------------------------
hereby amended to read in full as follows:

     "Post Closing Items. Fail to cause each of the following to occur on or
      ------------------
     prior to December 20, 1996:

               (a) Termination of the Midland Facilities and all Liens and Contingent Obligations associated therewith and consummation of the U.K. Facilities with BofA London pursuant to documentation between ASCL and BofA London (which documentation shall be solely acceptable to Bank);

               (b) Consummation of the German Overdraft Facility with BofA Frankfurt pursuant to documentation between Co. KG and BofA Frankfurt (which documentation shall be solely acceptable to Bank); and

               (c) Consummation by Co. KG and BofA Frankfurt of a lockbox agreement in form and substance acceptable to BofA Frankfurt with BofA Frankfurt (or another institution acceptable to Bank), and the sending of notice to each of Co. K.G.'s account debtors to make their remittances to such Lockbox."

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          3.   Extension of Time Periods Under the Letter Agreement.  The period
               ----------------------------------------------------
for satisfaction of Borrowers' remaining obligations under the Letter Agreement is hereby extended until December 20, 1996.

          4.   Counterparts.  This Amendment may be executed in counterparts in
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accordance with Section 11.7 of the Loan Agreement.
                        ----

          5.   Confirmation.  In all other respects, the Loan Agreement is
               ------------
confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation

                                    By: /s/ W. Hardy Myers
                                        ---------------------------

                                    Title: Chief Financial Officer

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, INC., a Delaware corporation

                                    By: /s/ W. Hardy Myers
                                        ---------------------------

                                    Title: Chief Financial Officer

                                    ASCI HOLDINGS GERMANY (DE), INC.,
                                    a Delaware corporation

                                    By: /s/ W. Hardy Myers
                                        ---------------------------

                                    Title: Chief Financial Officer

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Administrative Agent

                                    By: /s/ Elizabeth Amendt
                                        ---------------------------
                                        Elizabeth Amendt, Vice President

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The following consent to the execution, delivery and performance of the foregoing Amendment No. 3, and confirm that their guarantees of the obligations of Borrowers remain in full force and effect, and without defense, counterclaim or offset.

VALENTEC SYSTEMS, INC.

By: /s/ W. Hardy Myers
    ---------------------------

Title: Chief Financial Officer


GALION, INC.

By: /s/ W. Hardy Myers
    ---------------------------

Title: Chief Financial Officer


ASCI HOLDINGS U.K., INC.

By: /s/ W. Hardy Myers
    ---------------------------

Title: Chief Financial Officer


ASCI HOLDINGS CZECH (DE), INC.

By: /s/ W. Hardy Myers
    ---------------------------

Title: Chief Financial Officer


ASCI HOLDINGS MEXICO (DE), INC.

By: /s/ W. Hardy Myers
    ---------------------------

Title: Chief Financial Officer

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